UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 26, 2009
CDSI HOLDINGS INC.
(Exact Name of Registrant as Specified in Its Charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

0001-22563	95-4463937

(Commission File Number)	(I.R.S. Employer Identification No.)

100 S.E. Second Street, Miami, Florida	33131

(Address of Principal Executive Offices)	(Zip Code)
(305) 579-8000
(Registrant’s Telephone Number, Including Area Code)
(Not Applicable)
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement
On March 26, 2009, CDSI Holdings Inc. entered into a $50,000 Revolving Credit Promissory Note due December 31, 2012 with its principal stockholder, Vector Group Ltd., which owns 47.75% of its common stock, The loan bears interest at 11% per annum and is due on December 31, 2012.
Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
     See Item 1.01, which is incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits.
Exhibit Index
4.1	Revolving Credit Promissory Note, dated as of March 26, 2009, by and between Vector Group Ltd., as Lender, and CDSI Holdings Inc., as Borrower. (incorporated by reference to Exhibit 4.1 in CDSI’s Form 10-K for the year ended December 31, 2008).

SIGNATURE
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CDSI HOLDINGS INC.
Date: April 1, 2009	/s/ J. Bryant Kirkland III
J. Bryant Kirkland III
Vice President, Chief Financial Officer and Treasurer